                                                                    EXHIBIT 10.4


          Employment Agreement Amendments by and between HopFed Bancorp, Inc. and Bruce Thomas, Peggy R. Noel and Boyd M. Clark

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT


     WHEREAS, as of February 6, 1998, HopFed Bancorp, Inc. (the "Company") and Bruce Thomas (the "Employee") entered into an Employment Agreement employing the Employee as President and Chief Executive Officer of the Company (the "Employment Agreement"); and

     WHEREAS, Section 5 of the Employment Agreement provides, among other things, that the term of the Employment Agreement shall be for the period commencing on the effective date of the Federal Stock Charter of Hopkinsville Federal Savings Bank (the "Bank") and ending twelve (12) months thereafter; and

     WHEREAS, the Board of Directors of the Company has determined to extend the Employee's term of employment for an additional two-year period beyond the first anniversary date of the commencement of the Employment Agreement; and

     WHEREAS, the Company and the Employee desire to record such amendment to the Employment Agreement.

     It is therefore agreed that the first sentence of Section 5 of the Employment Agreement is hereby amended to read as follows:

          The Company hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the effective date of the Federal Stock Charter of the Bank (the "Effective Date") and ending thirty-six (36) months thereafter (or such earlier date as is determined in accordance with Section 9 hereof).

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of February 6, 1999.

ATTEST:                                     HOPFED BANCORP, INC.


___________________________________         By:________________________________
Secretary                                      Chairman of the Board

WITNESS:


___________________________________         ___________________________________
                                            Bruce Thomas ("Employee")

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT


     WHEREAS, as of February 6, 1998, HopFed Bancorp, Inc. (the "Company") and Peggy R. Noel (the "Employee") entered into an Employment Agreement employing the Employee as Vice President, Chief Financial Officer and Treasurer of the Company (the "Employment Agreement"); and

     WHEREAS, Section 5 of the Employment Agreement provides, among other things, that the term of the Employment Agreement shall be for the period commencing on the effective date of the Federal Stock Charter of Hopkinsville Federal Savings Bank (the "Bank") and ending twelve (12) months thereafter; and

     WHEREAS, the Board of Directors of the Company has determined to extend the Employee's term of employment for an additional two-year period beyond the first anniversary date of the commencement of the Employment Agreement; and

     WHEREAS, the Company and the Employee desire to record such amendment to the Employment Agreement.

     It is therefore agreed that the first sentence of Section 5 of the Employment Agreement is hereby amended to read as follows:

          The Company hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the effective date of the Federal Stock Charter of the Bank (the "Effective Date") and ending thirty-six (36) months thereafter (or such earlier date as is determined in accordance with Section 9 hereof).

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of February 6, 1999.

ATTEST:                                     HOPFED BANCORP, INC.


___________________________________         By:________________________________
Secretary                                      Chairman of the Board

WITNESS:


___________________________________         ___________________________________
                                            Peggy R. Noel ("Employee")

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT


     WHEREAS, as of February 6, 1998, HopFed Bancorp, Inc. (the "Company") and Boyd M. Clark (the "Employee") entered into an Employment Agreement employing the Employee as Vice President and Secretary of the Company (the "Employment Agreement"); and

     WHEREAS, Section 5 of the Employment Agreement provides, among other things, that the term of the Employment Agreement shall be for the period commencing on the effective date of the Federal Stock Charter of Hopkinsville Federal Savings Bank (the "Bank") and ending twelve (12) months thereafter; and

     WHEREAS, the Board of Directors of the Company has determined to extend the Employee's term of employment for an additional two-year period beyond the first anniversary date of the commencement of the Employment Agreement; and

     WHEREAS, the Company and the Employee desire to record such amendment to the Employment Agreement.

     It is therefore agreed that the first sentence of Section 5 of the Employment Agreement is hereby amended to read as follows:

          The Company hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the effective date of the Federal Stock Charter of the Bank (the "Effective Date") and ending thirty-six (36) months thereafter (or such earlier date as is determined in accordance with Section 9 hereof).

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of February 6, 1999.

ATTEST:                                     HOPFED BANCORP, INC.


___________________________________         By:________________________________
Secretary                                      Chairman of the Board

WITNESS:


___________________________________         ___________________________________
                                            Boyd M. Clark ("Employee")